EXHIBIT 32.1

Asia Training Institute US, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Asia Training Institute US, Inc. (the Company) on Form 10-Q for the period ended  June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Chun-Han Lin, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Chun-Han Lin and will be retained by Asia Training Institute US, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 9, 2017

By: /s/ Chun-Han Lin

Chun-Han Lin,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Asia Training Institute US, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Asia Training Institute US, Inc. (the Company) on Form 10-Q for the period ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Chien-Heng Chiang, Principal  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Chien-Heng Chiang and will be retained by Asia Training Institute US, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 9, 2017

By: /s/ Chien-Heng Chiang

Chien-Heng Chiang,

Chief Financial Officer

(Principal Financial Officer)